SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 8, 1997



                                 CSX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Virginia
                        (State or other jurisdiction of
                         incorporation or organization)


                2-63273                                         62-1051971
              (Commission                                    (I.R.S. Employer
               File No.)                                    Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA 23219
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400















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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               The following exhibits are filed as a part of this report.

                99.1      Selected historical financial data for Conrail Inc.

                99.2 Pro forma condensed consolidated financial statements of CSX Corporation as of and for the six months ended June 27, 1997 and the fiscal year ended December 27, 1996, adjusted to reflect its acquisition of a 42% economic interest in Conrail Inc. as if such interest had been acquired at the beginning of each respective period.









                                    Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         CSX CORPORATION

                                         By:  /s/ MARK G. ARON
                                              Mark G. Aron
                                              Executive Vice President - Law and
                                                 Public Affairs

Date:  August 8, 1997















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



                                  EXHIBIT LIST


Exhibit                                   Description

      99.1     Selected historical financial data for Conrail Inc.

      99.2 Pro forma condensed consolidated financial statements of CSX Corporation as of and for the six months ended June 27, 1997 and the fiscal year ended December 27, 1996, adjusted to reflect its acquisition of a 42% economic interest in Conrail Inc. as if such interest had been acquired at the beginning of each respective period.








































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